EXHIBIT 10.3

                                 FOURTH ADDENDUM

THIS ADDENDUM to that certain Lease Agreement by and between ZYTEC CORPORATION
       ("Lessee") and SUPERIOR INVESTMENTS I, INC. ("Lessor"), dated January 16, 1996 ("Lease Agreement") is made and entered into as of June 27, 1997.

WITNESSED:

WHEREAS, ZYTEC CORPORATION and SUPERIOR INVESTMENTS I, INC. entered into the
       Lease Agreement dated January 16, 1996 for approximately 83,179 square feet of 2400 Industrial Lane, Broomfield, Colorado 80020.

WHEREAS, the Lease Agreement was modified by a First Addendum dated January 18,
       1996.

WHEREAS, the Lease Agreement was modified by a Second Lease Addendum dated
       January 22, 1996.

WHEREAS, the Lease Agreement was clarified with regards to square feet by a Memorandum of Lease dated May 10, 1996.

WHEREAS, the Lease Agreement was modified to expand the Premises by a Third
       Addendum dated May 23, 1997.

NOW THEREFORE, in consideration of the mutual covenants contained, it is agreed that the Lease Agreement is hereby amplified, modified and amended in the following respects to be effective June 27, 1997, TO WIT:

         1. The Premises effective July 1, 1997, shall be expanded to include an additional 3,262 rentable square feet known as suite 2800B adjacent to and to the north of the existing Premises (hereinafter referred to as the "Expansion Area") as shown on the attached Exhibit A increasing Lessee's Premises to a total rentable area of 81,184 square feet. Whenever referred to in the Lease Agreement, Lessee's proportionate share shall be 40.74%.

         2. The additional base rental(1) payment for the Expansion Area beginning July 1, 1997 shall be based on the per square footage rate for "OFFICE/MANUFACTURING" area in Exhibit D of the lease agreement and as shown below:

                            Date              Annual Base Rent per s.f.
                            ----              -------------------------
                            7/1/97-1/31/99             $3.12
                            2/1/99-1/31/00             $5.07
                            2/1/00-1/31/01             $5.22
                            2/1/01-1/31/02             $5.38
                            2/1/02-1/31/03             $5.54
                            2/1/03-1/31/04             $5.71
                            2/1/04-1/31/05             $5.88
                            2/1/05-1/31/06             $6.05

         3. In consideration for this Fourth Addendum, Lessor shall provide Lessee's agreed upon improvements to be completed in the Expansion Area substantially as shown on the attached drawing (Exhibit B). Notwithstanding the above, Lessor shall not be obligated to install any improvements not specifically indicated on Exhibit B to be performed by Lessor at Lessor's cost and except as noted on the attached Exhibit B, Lessee agrees to accept the Expansion Premises in its "as-is" condition.

         4. Lessee shall have the right to terminate its use of the Expansion Area (2800B only) along with the associated rent therewith (herein defined as the "2800B Termination Option") on the first day of any month beginning January 1, 1998 (herein defined as the "Termination Date") under the following terms and conditions. Lessee shall not be in default of the Lease and Lessee shall provide six (6) months prior written notice to Lessor notifying it of Lessee's intention to terminate its use of the Expansion Area (2800B as shown on the attached Exhibit A).

                  In the event Lessee exercises the 2800B Termination Option, Lessee covenants and agrees to surrender full and complete possession of the Expansion Area (2800B) to Lessor on or before the Termination Date vacant, broom--clean, in good order and condition, and, in accordance with the provisions of the Lease Agreement, and thereafter the Expansion Area (2800B) shall be free and clear of all leases, tenancies, and rights of occupancy of any entity claiming by or through Lessee.

         5. This addendum shall not be binding on any party, unless and until signed by both parties hereto.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged.

LESSEE:  ZYTEC CORPORATION
By:   /s/ Walter Arnason             Date:  6/27/97
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LESSOR:  SUPERIOR INVESTMENTS I, INC.
By:  /s/ Bryan L. Sperry             Date:  6/27/97
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(1)      Along with the additional Base Rent for the Expansion Area, Lessee shall be responsible for Operating Expenses on the Expansion Area as defined in paragraph 5 of the Lease Agreement.

                      EXHIBITS ATTACHED TO FOURTH ADDENDUM

EXHIBIT A -- ORIGINAL DOCUMENT CONTAINS A FLOOR PLAN DRAWING OF THE BUILDING. EXHIBIT B -- ORIGINAL DOCUMENT CONTAINS A FLOOR PLAN DRAWING INDICATING AGREED UPON IMPROVEMENTS.